UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2007

LCC INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-21213 (Commission File Number)	54-1807038 (IRS Employer Identification Number)

7925 Jones Branch Drive, McLean, VA (Address of principal executive offices)		22102 (Zip Code)

Registrant’s telephone number, including area code: (703) 873-2000

Former name or former address, if changed since last report: Not applicable
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Change in Registrant’s Certifying Accountant.

The client-auditor relationship between LCC International, Inc. (“LCC” or the “Company”) and its principal auditor, KPMG LLP (“KPMG”), will cease upon completion of the audit of the Company’s consolidated financial statements as of and for the year ended December 31, 2006 and the audit of management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2006 (the “2006 Audit and Assessment”).

On April 24, 2007, the Company’s Board of Directors discussed the Audit Committee’s desire to cease using KPMG as the Company’s outside auditor and also discussed the optimal timing to select and retain an alternative audit firm. The Board decided to defer a formal decision until completion of the 2006 Audit and Assessment. On May 2, 2007, the Company received a letter from KPMG to the Chairman of the Audit Committee of the Company indicating that KPMG would no longer serve as the Company’s outside auditors upon completion of the 2006 Audit and Assessment. The Company’s Audit Committee met on May 2, 2007 and approved a resolution to initiate a request for proposal to select and retain a new outside auditor.

As previously disclosed, the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 has been delayed due to the need to complete the audit of the Company’s financial statements and the audit of management’s assessment of internal control over financial reporting of internal control and the effectiveness of internal control over financial reporting.

While the process to replace KPMG is expected to proceed on an expedited basis, the Company presently does not expect that it will have a new auditor in place in time to complete the tasks necessary to file its Form 10-Q for the first quarter of 2007 by the prescribed date.

The audit reports of KPMG on the Company’s consolidated financial statements as of and for the years ended December 31, 2004 and 2005, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

KPMG’s report on the consolidated financial statements of the Company as of and for the years ended December 31, 2004, contained a separate paragraph stating that “As discussed in Note 1, the Company has restated its consolidated financial statements as of and for the year ended December 31, 2004.”

The audit reports of KPMG on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2005 and 2004 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

KPMG’s report on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2004 contained an adverse opinion on the effectiveness of internal control over financial reporting. The adverse opinion in the report regarding Management’s restated assessment identified the following material weaknesses as of December 31, 2004: (1) a lack of an appropriate and comprehensive review of the accounting for fixed-price customer contracts accounted for under the percentage-of-completion method; specifically, there was not an effective review of the performance status of fixed-price contracts by personnel with sufficient knowledge of the related project to determine the appropriate percentage-of-completion to be applied in recording revenues, and (2) a lack of adequate policies and procedures to identify the terms and conditions of customer contracts that impact the accounting for such contracts and a lack of oversight and review of the accounting for such contracts to ensure that such contracts were accounted for in accordance with generally accepted accounting principles.

KPMG’s report on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2005 contained an adverse opinion on the effectiveness of internal control over financial reporting. The adverse opinion in the report identified the following material weakness as of December 31, 2005: The Company did not have effective policies and procedures related to accounting for fixed-price customer contracts accounted for under the percentage-of-completion method. Specifically, there was not an effective review of the performance status of fixed-price contracts by personnel with sufficient technical expertise related to accounting for contracts under the percentage-of-completion method. As a result, material misstatements were identified in revenues and cost of revenues in the Company’s preliminary 2005 consolidated financial statements.

During the Company’s two fiscal years ended December 31, 2005 and the subsequent period through May 2, 2007, there were no (1) disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements would have caused KPMG to make reference to the subject matter of such disagreements in connection with its report, or (2) “reportable events” described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended, except that KPMG has verbally advised the Company that its inability to timely file its annual report on Form 10-K is a material weakness in the effectiveness of internal control over financial reporting.

The Company provided KPMG with a copy of this disclosure and requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether KPMG agrees with the above statements. The Company will file the letter requested from KPMG by amendment to this report when provided.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated May 8, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LCC INTERNATIONAL, INC.

Date: May 8, 2007	By:	/s/ Peter A. Deliso
Name: Peter A. Deliso Title: Senior Vice President and General Counsel

LCC Contact:
Nancy Feeney
Director of Marketing Communications and External Relations
nancy_feeney@lcc.com
+1.703.873.2077

LCC International Announces Upcoming Cessation of KPMG;s Auditor Relationship

MCLEAN, VA – May 8, 2007 -- LCC International, Inc. (NASDAQ: LCCI), today announced that the client-auditor relationship between LCC International, Inc. and its outside auditor, KPMG LLP, will cease upon completion of the audit of the Company's financial statements as of and for the year ended December 31, 2006 and the assessment of the Company's internal controls over financial reporting as of December 31, 2006.

As part of this process, the Company's Audit Committee met on May 2, 2007 and approved a resolution to initiate the requests for proposal to select and retain a new outside auditor.

As previously disclosed, the filing of the Company's 2006 Form 10-K has been delayed due to the need to complete the audit of the Company's financial statements and required testing relating to the Company's internal controls over financial reporting. Under the current understanding, KPMG will remain as the Company's outside auditor until these matters have been completed and the Form 10-K has been filed.

While the process to replace KPMG is expected to proceed on an expedited basis, the Company presently does not expect that it will have a new auditor in place in time to complete the tasks necessary to file its Form 10-Q for the first quarter of 2007 by the prescribed date.

In accordance with Item 304(a)(1)(iv) of Regulation S-K under the Securities Exchange Act of 1934, the Company has reported that there have been no disagreements on any matter of accounting principles, financial statement disclosure, or other matters listed in the regulations.

About LCC International, Inc.

LCC International is the recognized leader in providing wireless voice and data turn-key services to the telecommunications industry. The Company’s service offering includes network services, business consulting, tools-based solutions; and training through its world-renowned Wireless Institute. The Company has worked with all major access technologies (including UMTS, EV-DO, HSDPA and WiMAX) and has participated in the success of some of the most sophisticated wireless systems in the world. LCC is unique in its ability to provide comprehensive turnkey services to wireless operators around the world. The Company brings local knowledge and global capabilities to its customers, offering innovative solutions, insight into cutting-edge developments and delivering solutions that increase business efficiencies. News and additional information are available at www.lcc.com

Cautionary Note regarding forward-looking statements under the Private Securities Litigation Reform Act of 1995:

Information in this release regarding LCC’s expectations, beliefs, and intentions are forward-looking statements that involve risks and uncertainties. These statements include those relating to KPMG LLP completing the work needed for the Company’s Form 10-K and the timing of hiring a replacement firm. All forward-looking statements included in this release are based upon information available to LCC as of the date of this release, which may change, and LCC assumes no obligation to update any such forward-looking statement. These statements are not guarantees. Factors that could cause or contribute to differences from such expectations include, but are not limited to risks associated with international operations, challenges and costs arising from integration of new operations and other factors that may affect our business are discussed in LCC’s filings with the Securities and Exchange Commission, including our most recent annual report on Form 10-K and our quarterly reports on Form 10-Q.

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